UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 1, 2004


                           ADVANCE TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                     0-27175                  95-4755369
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                           716 Yarmouth Rd., Suite 215
                         Palos Verdes Estates, CA 90274
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 265-7776
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


________________________________________________________________________________

ITEM 8.01  OTHER EVENTS.


                                      EVENT


Advanced Technologies Inc. has announced that Mr. James R. Watson has joined Advanced Technologies Board of Directors effective January 1, 2005. Mr. Watson extensive experience in market and sales development will be of great value to ATI. His experience in aviation transportation market will assist the board in addressing ATI future direction. Attached is Mr. Watson's experience.

Mr. JAMES R. WATSON

Sales, Marketing and General Management Executive with over twenty-five years experience in managing a wide range of marketing, sales and operations functions designed to create or expand domestic and international sales opportunities.

CALIFORNIA MANUFACTURING TECHNOLOGY CONSULTING, Gardena, California,
1999-Present
         Vice President Operations 2001-Present
         Responsible for marketing, sales, consulting services and the development of delivery tools and services. Redirected the organization from a service to industry "Go to Market" strategy. Established Aerospace & Defense and Distribution industry teams.

         Vice President Business Development 1999-2001
         Responsible for marketing and sales group. Established a new-look to all marketing materials, managed a telemarketing center, provided sales training and develop a company-wide business development model.

ANCHOR AUDIO, INC., Los Angeles, California, 1994 to 1999
         Vice President Sales & General Manager Europe   1994-1999
         Responsible for domestic sales planning, field sales, government and OEM sales. Provided day to day direction for 16 manufacturer representatives, 4 regional managers and customer service. Established and managed the day to day operation of a European distribution center and dealership. Developed and implemented the distribution strategy and the sales/marketing programs for offices in Europe, Mexico, the South Pacific and for distributors worldwide.

         National Sales Manager, 1992 to 1994
         Developed a domestic sales organization with inside sales/marketing personnel and a government sales specialist. Provided initial company sales plan and budget.

SUPERSHUTTLE INTERNATIONAL, INC., Los Angeles, California, 1987 to 1992
         Vice President Sales & Marketing, 1990 to 1992
         Provided overall marketing and sales direction for the multi-city ground transportation company. Developed marketing and sales strategies to generate local and international passengers.

         General Manager/Vice President Special Projects, 1987 to 1990 Responsible for the day to day operation of the Los Angeles facility which transported over 3,000 passenger per day. Supervised over 700 employees including drivers, dispatch, reservations, employment, training and sales personnel.

TOTAL AIR/AIR AMERICA., Los Angeles, California,  1986 to 1987
         Vice President Marketing
         Provided marketing direction for a charter/scheduled airline. Created reservations, interline, advertising, product pricing, cargo and sales promotion functions.

NEEDHAM HARPER, WORLDWIDE.,  Los Angeles, California,  1985 to 1986
         Vice President, Management Representative
         Developed marketing, sales and advertising recommendations for a new airline and an international farm and garden products company.

WESTERN AIRLINES.,  Los Angeles, California,  1971 to 1985
         Vice President Passenger & Cargo Sales,   1983 to 1985
         Responsible for managing over 1100 people in sales programs, field sales, reservations and advertising with a budget in excess of $150 million.


________________________________________________________________________________

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 1, 2004                     ADVANCE TECHNOLOGIES, INC.



                                             By: /s/ GARY E. BALL
                                                 __________________________
                                                     Gary E. Ball
                                                     President and Director









________________________________________________________________________________